Supplement Dated March 12, 1999 to the
Prospectus Dated June 24, 1998
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NUVEEN TAX-FREE MONEY MARKET FUND, INC.
Nuveen Massachusetts Tax-Free Money Market Fund
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The Board of Directors of the Nuveen Massachusetts Tax-Free
Money Market Fund (the "Fund") has recommended closing the Fund. As of the close of business on March 12, 1999, the Fund will be closed to new shareholders or new purchases by existing shareholders. Effective
March 31, 1999, any unitholders of Nuveen Defined
Portfolios who had previously elected reinvestment of Defined Portfolio distributions into the Fund and who have not returned a Change Form to Nuveen modifying their election will be deemed to have elected to receive future distributions in cash.




PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE